Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF NEW YORK

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 30 days after the end of the month and submit a copy of the report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document	Explanation
		Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Account Information	MOR-1a	x
Copies of bank statements			x
Cash disbursements journals			x
Statement of Operations (Income Statement)	MOR-2	x
Balance Sheet	MOR-3	x
Status of Post-petition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt			x
Copies of tax returns filed during reporting period			x
Summary of Unpaid Post-petition Debts	MOR-4		x
Listing of Aged Accounts Payable			x
Accounts Receivable Reconciliation and Aging	MOR-5		x
Taxes Reconciliation and Aging	MOR-5		x
Payments to Insiders and Professional	MOR-6		x
Post-petition Secured Notes Adequate Protection Payments	MOR-6		x
Debtor Questionnaire	MOR-7	x

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Kenneth A. Hiltz	7/30/2009

Signature of Authorized Individual*	Date

Kenneth A. Hiltz Printed Name of Authorized Individual

Chief Financial Officer Title

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

Legal Entities

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

Listing of Debtor Entities and Notes to the Monthly Operating Report

GENERAL:
The report includes activity from the following Debtors and related Case Numbers:

Debtor	Case Number
BearingPoint, Inc.	09-10691 (REG)
BearingPoint Americas, Inc.	09-10693 (REG)
BearingPoint BG, LLC	09-10694 (REG)
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)
BearingPoint Global Operations, Inc.	09-10697 (REG)
BearingPoint International I, Inc.	09-10698 (REG)
BearingPoint Israel, LLC	09-10699 (REG)
BearingPoint Puerto Rico, LLC	09-10700 (REG)
BearingPoint South Pacific, LLC	09-10702 (REG)
BearingPoint Southeast Asia LLC	09-10703 (REG)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)
BearingPoint USA, Inc.	09-10705 (REG)
BearingPoint, LLC	09-10692 (REG)
i2 Mid Atlantic LLC	09-10706 (REG)
i2 Northwest LLC	09-10707 (REG)
Metrius, Inc.	09-10708 (REG)
OAD Acquisition Corp.	09-10709 (REG)
OAD Group, Inc.	09-10710 (REG)
BE New York Holdings, Inc.	09-10690 (REG)
Peloton Holdings, L.L.C.	09-10711 (REG)
Softline Acquisition Corp.	09-10712 (REG)
Softline Consulting & Integrators, Inc.	09-10713 (REG)
BearingPoint Russia, LLC	09-10701 (REG)
BearingPoint Global, Inc.	09-10696 (REG)
Notes to the MOR:
This Monthly Operating Report (“MOR”) has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is preliminary and unaudited, and is not prepared in accordance with generally accepted accounting principles (“GAAP”) in the United States. The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to Debtor or non-debtor affiliates nor do investment in subsidiary balances properly reflect the equity method of accounting for income or loss from Debtor and non-debtor affiliates. Accordingly, this MOR should not be used for investment purposes.
Notes to MOR 1-a:
All amounts listed are the Bank Balances as of the end of the month.
Copies of the bank statements and cash disbursement journals were not included with the MOR, these items will be made available upon request.
Notes to MOR 2 & 3:
The operating results reflected in MOR-2 and MOR-3 are for the month ended and as of June 30, 2009, respectively. Any changes to prior period balances will be reflected in the current month MOR.
Notes to MOR 4:
BearingPoint, Inc. and its related debtors received an order which allowed the payment of pre-petition sales and use taxes. The tax rollforward will reflect only post-petition taxes.
Due to the volume of transactions related to tax returns and payments, these items will be made available upon request.
BearingPoint, Inc. and its related debtors are current on all post-petition payments other than disputes that arise in the ordinary course of business.
Notes to MOR 5:
BearingPoint, Inc. and its related debtors believe that the information as disclosed in MOR-3 appropriately summarizes the ending accounts receivable balances.
Due to the volume of transactions related to customer billings and payments, these items will be made available upon request.
Notes to MOR 6:
BearingPoint, Inc. and its related debtors believe the various motions, filings, and orders that occur with the U.S. Bankruptcy Courts on a regular basis and are retained on the information website dedicated to BearingPoint, Inc. and its related debtors achieve the disclosure requirement of this MOR.

MOR-1

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

Schedule of Cash Receipts and Disbursements

(Amounts in $’s)

TIME PERIOD: 6/1/2009 - 6/30/2009

Debtor	Case Number	Cash Receipts	Disbursements	Total
BearingPoint, Inc.	09-10691 (REG)	$66,683,664	$(75,706,574)	$(9,022,910)
BearingPoint Americas, Inc.	09-10693 (REG)	787	(74)	713
BearingPoint BG, LLC	09-10694 (REG)	-	-	-
BearingPoint Enterprise Holdings, LLC	09-10695 (REG)	-	-	-
BearingPoint Global Operations, Inc.	09-10697 (REG)	-	(478,421)	(478,421)
BearingPoint International I, Inc.	09-10698 (REG)	-	-	-
BearingPoint Israel, LLC	09-10699 (REG)	-	-	-
BearingPoint Puerto Rico, LLC	09-10700 (REG)	-	-	-
BearingPoint South Pacific, LLC	09-10702 (REG)	-	-	-
BearingPoint Southeast Asia LLC	09-10703 (REG)	270	(4,824)	(4,554)
BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	13,639	-	13,639
BearingPoint USA, Inc.	09-10705 (REG)	-	-	-
BearingPoint, LLC	09-10692 (REG)	-	(742,919)	(742,919)
i2 Mid Atlantic LLC	09-10706 (REG)	-	-	-
i2 Northwest LLC	09-10707 (REG)	-	-	-
Metrius, Inc.	09-10708 (REG)	-	-	-
OAD Acquisition Corp.	09-10709 (REG)	-	-	-
OAD Group, Inc.	09-10710 (REG)	-	-	-
BE New York Holdings, Inc.	09-10690 (REG)	-	-	-
Peloton Holdings, L.L.C.	09-10711 (REG)	-	-	-
Softline Acquisition Corp.	09-10712 (REG)	-	-	-
Softline Consulting & Integrators, Inc.	09-10713 (REG)	-	(3)	(3)
BearingPoint Russia, LLC	09-10701 (REG)	-	-	-
BearingPoint Global, Inc.	09-10696 (REG)	-	-	-
Note: Cash disbursements and receipts related to intercompany transfers among Debtor entities are not included in this schedule. Accordingly, net cash activity will not agree to the change in bank statement balances as presented in MOR-1a.

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8414 (USD); IMPREST ACCOUNT: AFGHANISTAN	1,844,771	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8417 (AFN); IMPREST ACCOUNT: AFGHANISTAN	35,317	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8422 (USD); IMPREST ACCOUNT: AFGHANISTAN	178,294	*

BearingPoint, Inc.	09-10691 (REG)	AFGHANISTAN INTERNATIONAL BANK; ACCOUNT # ************8425 (AFN); IMPREST ACCOUNT: AFGHANISTAN	-	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF AMERICA; ACCOUNT # ******5962	-

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********4806 (USD); IMPREST ACCOUNT: CYPRUS	5,378	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF CYPRUS, CYPRUS; ACCOUNT # **********6100 (EUR); IMPREST ACCOUNT: CYPRUS	10,386	*

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **5*3100	2,354,357

BearingPoint, Inc.	09-10691 (REG)	BANK OF NEW YORK ; ACCOUNT # **7*3100	-	[C]

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9001 (JOD); IMPREST ACCOUNT: JORDAN	38,494	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9028 (JOD); IMPREST ACCOUNT: JORDAN	7,956	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9036 (JOD); IMPREST ACCOUNT: JORDAN	98,109	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9109 (USD); IMPREST ACCOUNT: JORDAN	86,327	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9206 (USD); IMPREST ACCOUNT: JORDAN	44,583	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, AMMAN, JORDAN; ACCOUNT # *****9214 (USD); IMPREST ACCOUNT: JORDAN	21,793	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NEW YORK, NY; ACCOUNT # *****375 (USD); IMPREST ACCOUNT: CYPRUS	238,980	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK, NY; ACCOUNT # ****944 (USD); IMPREST ACCOUNT: USA	221,174	*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-DELAWARE; ACCOUNT # ****3683	1,498,528

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****2993	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3048	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3056	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3072	2,214,491

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3195	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3232	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3339	-

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3480	-

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0196 (EGP); IMPREST ACCOUNT: EGYPT	200,440	*

BearingPoint, Inc.	09-10691 (REG)	COMMERCIAL INTERNATIONAL BANK, CAIRO, EGYPT; ACCOUNT # ******0331 (USD); IMPREST ACCOUNT: EGYPT	319,185	*

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (KGS); IMPREST ACCOUNT: KYRGYSTAN	513	*

BearingPoint, Inc.	09-10691 (REG)	DEMIRKYRGYSTAN INTERNATIONAL BANK, KYRGYSTAN; ACCOUNT # ******************2057 (USD); IMPREST ACCOUNT: KYRGYSTAN	85,794	*

BearingPoint, Inc.	09-10691 (REG)	GOLDMAN SACHS; ACCOUNT # *******7238	3,437,364

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***2172	15,101

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***3905	7,772

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***5760	1,408,730

BearingPoint, Inc.	09-10691 (REG)	MELLON BANK; ACCOUNT # ***9221	-

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2268	5,152

BearingPoint, Inc.	09-10691 (REG)	PODGORICKA BANKA AD PODGORICA, SERBIA AND MONTENEGRO; ACCOUNT # *********0690; IMPREST ACCOUNT:
		MONTENEGRO	-

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK OF KOSOVO, PRISTINE, KOSOVO; ACCOUNT # ************3203 (EUR); IMPREST ACCOUNT: KOSOVO	120,840	*

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************3000 (USD); IMPREST ACCOUNT: BOSNIA	186,001	*

BearingPoint, Inc.	09-10691 (REG)	RAIFFEISEN BANK DD BIH, SARAJEVO, BOSNIAHERZEGOVINA; ACCOUNT # *************1000 (BAM); IMPREST ACCOUNT: BOSNIA	26,599	*

BearingPoint, Inc.	09-10691 (REG)	SUNTRUST; ACCOUNT # *********9360	6,921

BearingPoint, Inc.	09-10691 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3812USD01; IMPREST ACCOUNT: AZERBAIJAN	-

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******0453	269,877	[A]

BearingPoint, Inc.	09-10691 (REG)	PNC BANK; ACCOUNT # ******2977	(71,710)	[A]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******5015	2,681,719	[B]*

BearingPoint, Inc.	09-10691 (REG)	CITIBANK; ACCOUNT # ******8906	75,601	[B]*

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4155	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4067	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****4470	-	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******2442	491,061	[C]

BearingPoint, Inc.	09-10691 (REG)	JP MORGAN; ACCOUNT # **367	-	[B]

BearingPoint, Inc.	09-10691 (REG)	JP MORGAN; ACCOUNT # **374	-	[B]*

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0518	260,000	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0519	400,000	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******0520	500,000	[B]

BearingPoint, Inc.	09-10691 (REG)	CITIBANK-NEW YORK; ACCOUNT # **4198	-	[B]

BearingPoint, Inc.	09-10691 (REG)	DEUTSCHE BANK; ACCOUNT # *****7074	49,234,842	[B]

BearingPoint, Inc.	09-10691 (REG)	BONY MELLON; ACCOUNT # ******7737	-	[C]

Softline Consulting & Integrators, Inc.	09-10713 (REG)	UNION BANK OF CALIFORNIA; ACCOUNT # *****11688	7,252

BearingPoint USA, Inc.	09-10705 (REG)	MELLON BANK; ACCOUNT # ***2629	-

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	CITIBANK — DELAWARE; ACCOUNT # ****9129	-

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	MELLON BANK; ACCOUNT # ***5788	-

BearingPoint Technology Procurement Services, LLC	09-10704 (REG)	PNC BANK; ACCOUNT # ******9814	-

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505

Bank Account Information

(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9019 (TWD)	13,468

BearingPoint Southeast Asia LLC	09-10703 (REG)	BANK OF AMERICA, TAIPEI BRANCH; ACCOUNT # ****9035 (TWD)	251,261

BearingPoint Puerto Rico, LLC	09-10700 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3224	27,038

BearingPoint Israel, LLC	09-10699 (REG)	U BANK, ISREAL; ACCOUNT # 2-69865; IMPREST ACCOUNT: RUSSIA	-

BearingPoint Global Operations, Inc.	09-10697 (REG)	HDFC BANK LTD., NEW DELHI,1 INDIA; ACCOUNT # *********0179 (INR); IMPREST ACCOUNT: INDIA	42,636	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (KZT); IMPREST ACCOUNT: KAZAKHSTAN	17,158	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	JSC SB “RBS (KAZAKHSTAN)”; ACCOUNT # ***5893 (USD); IMPREST ACCOUNT: KAZAKHSTAN	55,935	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (TJS); IMPREST ACCOUNT: TAJIKISTAN	2,891	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	OJSC “TAJIKSODIROTBONK”, DUSHANBE, TAJIKISTAN; ACCOUNT # ****************1288 (USD); IMPREST ACCOUNT: TAJIKISTAN	59,726	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1105 (RSD); IMPREST ACCOUNT: SERBIA	428	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	RAIFFESENBANK, BELGRADE, SERBIA; ACCOUNT # ******************1538 (USD); IMPREST ACCOUNT: SERBIA	-	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3803AZN63 (AZN); IMPREST ACCOUNT: AZERBAIJAN	79	*

BearingPoint Global Operations, Inc.	09-10697 (REG)	UNIBANK COMMERCIAL BANK; ACCOUNT # ********3813USD63 (USD); IMPREST ACCOUNT: AZERBAIJAN	43,389	*

BearingPoint Americas, Inc.	09-10693 (REG)	BANCO DE BOGOTÁ; ACCOUNT # 49084510	312,027

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2006 (USD); IMPREST ACCOUNT: RUSSIA	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****2014 (RUB); IMPREST ACCOUNT: RUSSIA	16

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8008 (USD); IMPREST ACCOUNT: RUSSIA	4,449

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8016 (RUB); IMPREST
		ACCOUNT: RUSSIA	6

BearingPoint, LLC	09-10692 (REG)	CITIBANK, MOSCOW, RUSSIA; ACCOUNT # *****8024 (RUB); IMPREST ACCOUNT: RUSSIA	105,317

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1001 (KES); IMPREST ACCOUNT: KENYA	385

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1015 (USD); IMPREST ACCOUNT: KENYA	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT # ******1023 (KES); IMPREST ACCOUNT: SUDAN	(129)	*

MOR-1a

In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D. #:	22-3680505
Bank Account Information
(Amounts in $’s)

Legal Entity	Case Number	Bank Name / Account	Bank Balance	Explanation

BearingPoint, LLC	09-10692 (REG)	CITIBANK, NAIROBI, KENYA; ACCOUNT #
******1031 (USD); IMPREST ACCOUNT:
		SUDAN	56,621	*

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3187	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3275	-

BearingPoint, LLC	09-10692 (REG)	CITIBANK-NEW YORK; ACCOUNT # ****3363	-

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK KENYA;
ACCOUNT # ********8429 (USD);
		IMPREST ACCOUNT: SUDAN	12,055	*

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN;
ACCOUNT # ********3872 (SDG);
		IMPREST ACCOUNT: SUDAN	362	*

BearingPoint, LLC	09-10692 (REG)	KENYA COMMERCIAL BANK SUDAN;
ACCOUNT # ********9710 (USD) ;
		IMPREST ACCOUNT: SUDAN	115	*

BearingPoint, LLC	09-10692 (REG)	PNC BANK; ACCOUNT # ******5672/5082	-

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1029
		(USD); IMPREST ACCOUNT: CYPRUS	45,350	*

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***1048
		(TRY); IMPREST ACCOUNT: CYPRUS	56	*

BearingPoint, LLC	09-10692 (REG)	TURKISH BANK; ACCOUNT # ***2365
		(EURO); IMPREST ACCOUNT: CYPRUS	(7)	*

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL, TURKEY; ACCOUNT # *************8090; IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,
		TURKEY; ACCOUNT # *************8400; IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,
TURKEY; ACCOUNT # *******1645
		(USD); IMPREST ACCOUNT: TURKEY	1

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,
TURKEY; ACCOUNT # ******0509 (USD);
		IMPREST ACCOUNT: TURKEY	-

BearingPoint, LLC	09-10692 (REG)	TURKIYE IS BANKASI A.S., ISTANBUL,
TURKEY; ACCOUNT # ******4220 (TRY);
		IMPREST ACCOUNT: TURKEY	35

Note: All amounts listed are the Bank Balances as of the end of the month.
[A] - In early April 2009, the Legal Entity owner of this account was changed from BearingPoint, LLC to BearingPoint, Inc. and effective in April 2009 all applicable schedules within the MOR have been updated to reflect this change.
[B] - In May 2009, this account was opened with the Legal Entity owner of BearingPoint, Inc.
[C] - In June 2009, this account was opened with the Legal Entity owner of BearingPoint, Inc.
* - Although these bank accounts are legally owned by the respective Debtor entity, the cash balances within these accounts are payable to Deloitte LLP as part of the Asset Purchase Agreement approved by the Bankruptcy Court in April 2009 and closed in May 2009.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint International
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	I, Inc.	BearingPoint USA, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)

Revenue	$14,065	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	17,517	0	0	0	0	0
Other Direct Contract Expenses	3,464	0	0	0	0	0
Lease and Facilities Restructuring Charge	46	0	0	0	0	0
Other Costs of Services	695	0	0	0	0	0

Total Cost of Service	21,722	0	0	0	0	0

Gross Margin	(7,657)	0	0	0	0	0
Selling, General, and Administration	8,382	0	0	0	0	0

Operating Income/(Loss)	(16,039)	0	0	0	0	0
Interest Income/(Expense), net	1,600	(266)	(67)	0	0	(852)
Other Income/(Expense), net	(9,347)	0	0	0	0	4
Reorganization Income/(Expense), net	(18,490)	0	0	0	0	0

Income/(Loss) Before Taxes	(42,276)	(266)	(67)	0	0	(848)
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	(25,811)	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	($68,087)	($266)	($67)	$0	$0	($848)

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

			BE New York Holdings,			BearingPoint Technology
Account	OAD Acquisition Corp.	OAD Group, Inc.	Inc.	Metrius, Inc.	Softline Acquisition Corp.	Procurement Services, LLC
Description	09-10709 (REG)	09-10710 (REG)	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)

Revenue	$0	$0	$0	$0	$0	$227
Cost of Service:
Net Compensation - Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	227
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	227
Interest Income/(Expense), net	0	34	0	10	(83)	202
Other Income/(Expense), net	0	0	2	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	34	2	10	(83)	429
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	9

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$34	$2	$10	($83)	$438

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

		BearingPoint Puerto Rico,		BearingPoint South Pacific,	BearingPoint Southeast
Account	BearingPoint Israel, LLC	LLC	BearingPoint Russia, LLC	LLC	Asia LLC	i2 Mid Atlantic LLC
Description	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)	09-10703 (REG)	09-10706 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	0	15	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	15	0	0	0	0

Gross Margin	0	(15)	0	0	0	0
Selling, General, and Administration	0	1	0	0	0	0

Operating Income/(Loss)	0	(16)	0	0	0	0
Interest Income/(Expense), net	0	3	0	0	0	0
Other Income/(Expense), net	0	2	0	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	(11)	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	($11)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-2
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Statement of Operations
(Amounts in 000’s)

				BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

Revenue	$0	$0	$0	$0	$0	$0
Cost of Service:
Net Compensation - Client Service	0	0	0	0	0	0
Other Direct Contract Expenses	0	0	0	0	0	0
Lease and Facilities Restructuring Charge	0	0	0	0	0	0
Other Costs of Services	0	0	0	0	0	0

Total Cost of Service	0	0	0	0	0	0

Gross Margin	0	0	0	0	0	0
Selling, General, and Administration	0	0	0	0	0	0

Operating Income/(Loss)	0	0	0	0	0	0
Interest Income/(Expense), net	0	0	0	0	0	0
Other Income/(Expense), net	0	0	0	0	0	0
Reorganization Income/(Expense), net	0	0	0	0	0	0

Income/(Loss) Before Taxes	0	0	0	0	0	0
Benefit/(Provision) for Income Taxes	0	0	0	0	0	0
Income/(Loss) from Discontinued Operations, net	0	0	0	0	0	0

Net Income/(Loss) Before Affiliate Earnings/(Loss)	$0	$0	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

			BearingPoint Americas,		BearingPoint International
Account	BearingPoint, Inc.	BearingPoint, LLC	Inc.	BearingPoint Global, Inc.	I, Inc.	BearingPoint USA, Inc.	OAD Acquisition Corp.	OAD Group, Inc.
Description	09-10691 (REG)	09-10692 (REG)	09-10693 (REG)	09-10696 (REG)	09-10698 (REG)	09-10705 (REG)	09-10709 (REG)	09-10710 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$113,217	$0	$0	$0	$0	$0	$0	$0
Restricted Cash Accounts	159	0	0	0	0	0	0	0
Net A/R	11,869	0	0	0	0	10	0	(53)
Unbilled Revenues	56,304	0	0	0	0	0	0	0
Income Taxes	(18,946)	0	0	0	0	0	0	0
Deferred Tax Assets Current	(18,612)	0	0	0	0	0	0	0
Prepaid Expenses	10,734	0	0	0	0	0	0	0
Other Current Assets	2,735	0	0	0	0	6	0	0
Inter Entity Receivables Current	979,545	162,656	3,986	0	147,026	22,850	1,117	43,923

Total Current Assets	1,137,005	162,656	3,986	0	147,026	22,866	1,117	43,870

Property and Equipment, net	1,720	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	7,286	0	0	0	0	0	0	0
Other Noncurrent Assets	(16,273)	0	0	0	0	0	866	0
Inter Entity Loans Non-Current Rec	89,427	0	0	0	59,900	0	0	0
Inter Entity Investment in Sub	(305,221)	(169,283)	(25,804)	(4,527)	(51,608)	0	(2,952)	0

Total Assets	$913,944	($6,627)	($21,818)	($4,527)	$155,318	$22,866	($969)	$43,870

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	90,513	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	121,877	0	0	0	0	(77)	0	190
Deferred Revenue	17,868	0	0	0	0	0	0	0
Corporate Income Tax Payable	3,765	0	0	0	0	(7,502)	0	671
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	(3,592)	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	9,639	0	0	0	0	67	0	27
Inter Entity Liability Current	602,334	136,410	17,511	0	206,938	13,753	876	36,474

Total Current Liabilities	842,404	136,410	17,511	0	206,938	6,241	876	37,362

Liabilities Subject to Compromise	850,334	0	0	0	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	17,191	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	9,730	0	0	0	0	0	0	0
Income Tax Reserve	241,248	0	0	0	0	0	0	0
Other Liabilities	(15,815)	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	1,178	0	0	0	0	59,900	0	0

Total Liabilities	1,946,270	136,410	17,511	0	206,938	66,141	876	37,362

Stockholders’ Equity/(Deficit):
Common Stock	2,244	6,051	0	0	0	0	0	0
Additional Paid In Capital	1,455,278	57,788	3,877	0	0	4,797	9,178	0
Accumulated Equity/(Deficit)	(2,370,596)	(206,876)	(47,192)	(3,263)	(51,620)	(48,072)	(11,023)	6,508
Other Comprehensive Income	(80,972)	0	3,986	(1,264)	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	(38,280)	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	(1,032,326)	(143,037)	(39,329)	(4,527)	(51,620)	(43,275)	(1,845)	6,508

Total Liabilities & Stockholders’ Equity/(Deficit)	$913,944	($6,627)	($21,818)	($4,527)	$155,318	$22,866	($969)	$43,870

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

				BearingPoint Technology
	BE New York			Procurement Services,		BearingPoint Puerto Rico,		BearingPoint South
Account	Holdings, Inc.	Metrius, Inc.	Softline Acquisition Corp.	LLC	BearingPoint Israel, LLC	LLC	BearingPoint Russia, LLC	Pacific, LLC
Description	09-10690 (REG)	09-10708 (REG)	09-10712 (REG)	09-10704 (REG)	09-10699 (REG)	09-10700 (REG)	09-10701 (REG)	09-10702 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$7	$0	$0	$27	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	37	0	0	0	0
Unbilled Revenues	0	0	0	17	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	103	0	0
Other Current Assets	0	0	0	(16)	0	3	0	0
Inter Entity Receivables Current	0	2,411	13,990	208,648	0	1,276	0	0

Total Current Assets	0	2,411	13,997	208,686	0	1,409	0	0

Property and Equipment, net	0	0	0	(56)	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	697	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	8,815	0	0	0	(7,433)	0	0	(185)

Total Assets	$8,815	$2,411	$13,997	$208,630	($7,433)	$2,106	$0	($185)

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	1,284	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	485	0	879	0	0
Deferred Revenue	0	0	0	108	0	0	0	0
Corporate Income Tax Payable	0	0	0	(42)	0	536	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	25	108	(13)	0	0	0	0
Inter Entity Liability Current	152	16,284	139,013	141,827	0	1,130	0	0

Total Current Liabilities	152	16,309	139,121	143,649	0	2,545	0	0

Liabilities Subject to Compromise	0	0	0	3	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	0	0	0	4	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	2	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilities	152	16,309	139,121	143,658	0	2,545	0	0

Stockholders’ Equity/(Deficit):
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	(17,958)	0	0	0	0	0
Accumulated Equity/(Deficit)	8,663	(13,898)	(107,166)	64,972	(7,433)	(439)	0	(185)
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	8,663	(13,898)	(125,124)	64,972	(7,433)	(439)	0	(185)

Total Liabilities & Stockholders’ Equity/(Deficit)	$8,815	$2,411	$13,997	$208,630	($7,433)	$2,106	$0	($185)

Refer to the accompanying Notes to the MOR.

MOR-3
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505
Balance Sheets
(Amounts in 000’s)

	BearingPoint Southeast					BearingPoint Enterprise	BearingPoint Global	Softline Consulting &
Account	Asia LLC	i2 Mid Atlantic LLC	i2 Northwest LLC	Peloton Holdings, L.L.C.	BearingPoint BG, LLC	Holdings, LLC	Operations, Inc.	Integrators, Inc.
Description	09-10703 (REG)	09-10706 (REG)	09-10707 (REG)	09-10711 (REG)	09-10694 (REG)	09-10695 (REG)	09-10697 (REG)	09-10713 (REG)

ASSETS
Current Assets:
Cash and Cash Equivalents	$0	$0	$0	$1	$0	$0	$0	$0
Restricted Cash Accounts	0	0	0	0	0	0	0	0
Net A/R	0	0	0	0	0	0	0	0
Unbilled Revenues	0	0	0	0	0	0	0	0
Income Taxes	0	0	0	0	0	0	0	0
Deferred Tax Assets Current	0	0	0	0	0	0	0	0
Prepaid Expenses	0	0	0	0	0	0	0	0
Other Current Assets	0	0	0	0	0	0	0	0
Inter Entity Receivables Current	0	0	0	0	0	0	0	0

Total Current Assets	0	0	0	1	0	0	0	0

Property and Equipment, net	0	0	0	0	0	0	0	0
Goodwill	0	0	0	0	0	0	0	0
Deferred Tax Assets	0	0	0	0	0	0	0	0
Other Noncurrent Assets	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Rec	0	0	0	0	0	0	0	0
Inter Entity Investment in Sub	(4,406)	0	0	(1,608)	0	0	0	0

Total Assets	($4,406)	$0	$0	($1,607)	$0	$0	$0	$0

LIABILITIES AND STOCKHOLDERS’ EQUITY/(DEFICIT)
Current Liabilities:
Notes Payable Current	$0	$0	$0	$0	$0	$0	$0	$0
Accounts Payable	0	0	0	0	0	0	0	0
Accrued Payroll & Empl Benefits	0	0	0	0	0	0	0	0
Deferred Revenue	0	0	0	0	0	0	0	0
Corporate Income Tax Payable	0	0	0	0	0	0	0	0
Current Portion of Accrued Lease & Facilities Charge	0	0	0	0	0	0	0	0
Deferred Income Taxes	0	0	0	0	0	0	0	0
Legal Liabilities	0	0	0	0	0	0	0	0
Other Current Liabilities	0	0	0	0	0	0	0	0
Inter Entity Liability Current	0	1,209	7,714	0	0	0	0	0

Total Current Liabilities	0	1,209	7,714	0	0	0	0	0

Liabilities Subject to Compromise	0	0	0	0	0	0	0	0

Notes Payable less Current Portion	0	0	0	0	0	0	0	0
Pension Liability	0	0	0	0	0	0	0	0
Occupancy Charge, less Current Portion	0	0	0	0	0	0	0	0
Deferred Income Taxes, less Current Portion	0	0	0	0	0	0	0	0
Income Tax Reserve	0	0	0	0	0	0	0	0
Other Liabilities	0	0	0	0	0	0	0	0
Inter Entity Loans Non-Current Payable	0	0	0	0	0	0	0	0

Total Liabilities	0	1,209	7,714	0	0	0	0	0

Stockholders’ Equity/(Deficit):
Common Stock	0	0	0	0	0	0	0	0
Additional Paid In Capital	0	0	0	1	0	0	0	0
Accumulated Equity/(Deficit)	(4,406)	(1,209)	(7,714)	(1,608)	0	0	0	0
Other Comprehensive Income	0	0	0	0	0	0	0	0
Notes Receivable from Stockholders	0	0	0	0	0	0	0	0
Treasury Stock	0	0	0	0	0	0	0	0
Deferred Compensation	0	0	0	0	0	0	0	0

Total Stockholders’ Equity/(Deficit)	(4,406)	(1,209)	(7,714)	(1,607)	0	0	0	0

Total Liabilities & Stockholders’ Equity/(Deficit)	($4,406)	$0	$0	($1,607)	$0	$0	$0	$0

Refer to the accompanying Notes to the MOR.

MOR-4
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505

Status of Post-petition Taxes
(Amounts in $’s)

	Beginning	Amount		Ending
	Tax	Withheld or	Amount	Tax
Post-petition Taxes	Liability	Accrued	Paid	Liability

Payroll Taxes - Federal	($329,781)	($5,704,954)	$5,914,237	($120,498)
Payroll Taxes - State	($23,131)	($799,776)	$802,546	($20,361)
Payroll Taxes - Local	($86)	($48,670)	$48,796	$40
Payroll Taxes - Other	($1,341)	($224)	$0	($1,565)
Real Estate and Personal Property	$0	$0	$0	$0
Sales and Use	($13,599)	($25,611)	$13,599	($25,611)
Other	($5,576)	($141,667)	$39,393	($107,850)

Total Taxes	$(373,514)	$(6,720,902)	$6,818,571	$(275,845)

MOR-7
In re BearingPoint, Inc.	Case No. (Jointly Administered):	09-10691 (REG)
	Reporting Period:	30-Jun-09

	Federal Tax I.D.#:	22-3680505

Debtor Questionnaire

Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if
	necessary.	Yes	No	Explanation
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X		[A]
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the Debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X		[B]
7	Are any post-petition receivables (accounts, notes or loans) due from related parties?	X		[C]
8	Are any post-petition payroll taxes past due?		X
9	Are any post-petition State or Federal income taxes past due?		X
10	Are any post-petition real estate taxes past due?		X
11	Are any other post-petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X		[D]
13	Are any amounts owed to post-petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post-petition loans been received by the Debtor from any party?	X		[E]
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

[A]: On April 17, 2009, the Debtor entered into an Asset Purchase Agreement to sell a significant portion of its assets related to the North American Commercial Services business to PricewaterhouseCoopers LLP. On May 28, 2009, the Bankruptcy Court approved this sale. The closing of this transaction occurred on June 15, 2009. In connection with the closing, the Debtor received net proceeds of approximately $39 million.

[B]: Pre-petition payments made during the respective period were based upon approval by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[C]: Post-petition receivables due from related parties consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.

[D]: Pre-petition payments made during the respective period consisted of various payroll related taxes, which were approved by the U.S. Bankruptcy Court. Due to the volume of transactions, support shall be furnished upon request.

[E]: Post-petition loans received by the Debtor consist of intercompany activities between the Debtors and non-debtors. Due to the volume of transactions, support shall be furnished upon request.